                                                                   Exhibit 10.58


                          FIRST AMENDMENT AND WAIVER TO

                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF JANUARY 28, 2002

      THIS FIRST AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT originally dated as of January 28, 2002 ("FIRST AMENDMENT")* is made and entered into as of this 30th day of October 2002 by and among BALDWIN AMERICAS CORPORATION, BALDWIN EUROPE CONSOLIDATED INC. AND BALDWIN ASIA PACIFIC CORPORATION (collectively, the "BORROWERS"), BALDWIN TECHNOLOGY COMPANY, INC., BALDWIN TECHNOLOGY CORPORATION, BALDWIN EUROPE CONSOLIDATED BV, BALDWIN GRAPHIC SYSTEMS, INC., BALDWIN GERMANY GMBH, BALDWIN JAPAN LTD. AND BALDWIN KANSA CORPORATION (collectively the "GUARANTORS"), THE OTHER CREDIT PARTIES SIGNATORY HERETO, FLEET NATIONAL BANK as Agent and Lender (sometimes hereinafter referred to as "AGENT" or "FLEET" or "LENDER") and WACHOVIA BANK NATIONAL ASSOCIATION formerly known as First Union National Bank, as Lender ("Lender").

                                    RECITALS

      WHEREAS, As of January 28, 2002 Borrowers, Agent and Lender entered into that certain Amended and Restated Credit Agreement (the "Existing Credit Agreement") pursuant to which the Borrowers, Guarantors and certain other Credit Parties executed and delivered to the Agent the Notes, the Guarantees, the Security Documents and other documents evidencing and/or securing the Obligations all as more particularly described in the Existing Credit Agreement (the "Loan Documents"); and,

      WHEREAS, Borrowers have (i) informed the Agent that they have violated certain Financial Condition Covenants as more particularly set forth in Section
6.1 of the Existing Credit Agreement (the "Violation") which Violation is an Event of Default thereunder and (ii) requested that the Agent and the Lenders waive the Violation (the "Waiver"); and,

      WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Existing Credit Agreement and waive certain Event of Default and the Agent and Lenders are willing to so amend and waive only upon the terms and conditions set forth in this First Amendment.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

      A. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:

      1. All of the Recitals are true and correct and are incorporated herein by reference and made a part hereof.

      2. SECTION 1. DEFINITIONS is amended as follows:

            1.1 Defined Terms.

            "Alternate Base Rate" is intentionally deleted. All references in the Credit Agreement to Alternate Base Rate shall be replaced by the term Base Rate as defined below.

            "Amendment Fee" shall mean that fee in the amount of $200,000 payable as set forth herein

            "Base Rate" shall mean the Prime Rate plus two (2%) percent per annum.

            "Base Rate Loans" shall mean Loans, the rate of interest applicable to which is based upon the Base Rate.

            "Capital Event" shall have the meaning ascribed to it in Section E of this First Amendment.

            "Credit Agreement" shall mean the Existing Credit Agreement as hereby amended and modified, and as further amended, modified, supplemented, amended and restated or replaced from time to time as permitted thereby. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the same meaning ascribed to them in the Credit Agreement.

            "Interest Period" is intentionally deleted.

            "LIBOR Rate" is intentionally deleted.

            "LIBOR Rate Loan" is intentionally deleted.

            "Revolving Credit Termination Date" shall mean the earlier of (i) July 1, 2003 or (ii) an Event of Default.

            "Term Loan Maturity Date" shall mean the earlier of (i) July 1, 2003 or (ii) an Event of Default.

            "Type" as to any Loan, its nature as a Base Rate Loan.

      3. Schedule I-C to the Credit Agreement entitled "LENDERS, COMMITMENTS AND ADDRESSES FOR NOTICE" is hereby deleted in its entirety and the attached REVISED
SCHEDULE 1-C is substituted therefore.

      4. SECTION 2. AMOUNT AND TERMS OF COMMITMENTS is hereby amended as follows:

            (a) to delete any and all references wherever they appear to LIBOR, LIBOR Rate, LIBOR Rate Loans, Conversion and Continuance Options, and Interest Periods, it being understood and agreed that all Loans made prior to or after the date hereof shall be Base Rate Loans only.

            (b) the following is added after Subparagraph 2.3 (c) as new Subparagraph 2.3 (d):

                        "2.3 (d) Amendment Fee. Borrowers shall pay to the Agent
                  for the benefit of the Lenders an Amendment Fee of $200,000 that is earned and fully due and owing as of the date hereof, as follows: (i) $100,000 on or before the date of the First Amendment, and then (ii) $50,000 on or before December 31, 2002, and then (iii) $50,000 on or before March 31, 2003. Notwithstanding the foregoing, in the event that the conditional payment described in 2.7 (f) below that is due on or before December 30, 2002 is indefeasibly paid in full in cash on or before December 30, 2002 then that portion of the Amendment Fee due on December 31, 2002 shall be waived; and/or in the event that the conditional payment due on March 30, 2003 is indefeasibly paid in full on or before March 30, 2003, then that portion of the Amendment Fee due on or before March 31, 2003 shall be waived.

            (c) the following are added after Subparagraph 2.7 (d) as new Subparagraphs 2.7 (e), 2.7 (f), 2.7 (g) and 2.7 (h):

                        "2.7 (e) In addition to and not in substitution of any
                  and all regularly scheduled payments under the Credit Agreement and/or the Loan Documents, the Borrowers shall make the following Mandatory Prepayments as permanent reductions to the Commitment for the pro rata accounts of the Lenders:

                        (i) $125,000 monthly on the 15th day of each month
                  beginning on the 15th day of December 2002; and,

                        (ii) $2,700,000 on or before October 30, 2002; and,

                  2.7 (f) In addition to and not in substitution of any and all regularly scheduled payments under the Credit Agreement and/or the Loan Documents, the

            Borrowers shall make the following payments from any proceeds of Capital Events:

                  (i)  $5,000,000 on or before December 30, 2002; and

                  (ii) $5,000,000 on or before March 30, 2003."

                  2.7 (g) Notwithstanding anything to the contrary contained in the Credit Agreement from on and after the date hereof, Agent and Lenders may apply any Mandatory Prepayments and/or conditional payments to the Obligations for the pro rata accounts of the Lenders in its sole discretion

                  2.7 (h) Notwithstanding the foregoing, it is understood and agreed that the Borrowers shall make best efforts to consummate one or more Capital Event as more particularly described in Section D hereof, in order to make the conditional payments described in Subparagraph 2(f) above. In the event that Borrowers fail to make all or part of the conditional payments due on or before December 30, 2002 or March 30, 2003 as set forth in Subparagraph 2(f) above, Borrowers shall notify the Agent in writing as to the reasons for their inability to make said conditional payments or any part thereof and shall request in writing that the Agent defer said conditional payments. Contemporaneously with Borrowers written notice as aforesaid Borrowers shall pay to the Agent for the benefit of the Lenders, that portion of the Amendment Fee due as of the date specified.

      (d)   SECTION 6. NEGATIVE COVENANTS is hereby amended as follows:

            Section 6.1(a) is amended to begin with the fiscal quarter ended September 30, 2002.

            Section 6.1 (b) is deleted in its entirety and the following is substituted therefore:

            "(b) Operating Income. Permit Operating Income of the Parent, on a consolidated basis, to be less than the following amounts for the following periods:

                     FISCAL QUARTER ENDED             OPERATING INCOME
                      (i)   December 31, 2002            $945,000


                      (ii)  March 31, 2003               $844,000

                      (iii) June 30, 2003                $732,000

      B. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby certifies that:

      1. Except as otherwise set forth in releases or public filings by the Parent or communicated to Lender by the Parent in writing, the representations and warranties, covenants and promises made by each Credit Party in Section 3 of the Credit Agreement and/or in any of the Loan Documents are true and accurate on and as of the date hereof, with the same force and effect as though such representations, warranties, covenants and promises were made on the date hereof.

      2. Except as otherwise set forth in releases or public filings by the Parent or communicated to Lender by the Parent in writing, there has been no material change in the condition, financial or otherwise of the Borrowers, Guarantors or other Credit Parties or any of their respective Subsidiaries since the date of their most recent financial reports received by each Lender under
Section 5 of the Credit Agreement;

      3. The business and properties of each Credit party and any of their respective Subsidiaries are not, and since the date of the most recent financial reports of the Borrowers received by each Lender under Section 5 of the Credit Agreement have not been adversely affected in any substantial way as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities or armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and,

      4. No event has occurred an no condition exists which, upon the effectiveness of the amendments contemplated hereby, will constitute a Default or an Event of Default on the part of any Credit party under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

      C.    CONDITIONS PRECEDENT TO EFFECTIVENESS OF THE FIRST AMENDMENT.

      The effectiveness of this First Amendment is subject to the receipt by the Agent of (a) five (5) counterparts of this First Amendment duly executed by all signatories hereto (b) the Amendment Fee and any other fees or costs including reasonable attorneys fees of staff counsel incurred by the Agent (c) any and all corporate governance documents requested by the Agent, including but not limited to corporate and/or partnership resolutions and corporate good standing certificates for each Credit Party (d) an opinion of counsel satisfactory to Agent and (e) the Budget and any financial statements due from the Borrowers in form and substance satisfactory to the Agent. Agent agrees to accept items enumerated in (c) and (d) subsequent to receipt of the signed First Amendment but no later than 30 days from Agent's receipt of the signed First Amendment and acknowledges receipt of statements required under (e).

      D.    WAIVER ACTION.

      1. The Waiver is limited as specified herein and shall not constitute an amendment or modification of the Credit Agreement or any other Loan Document.

      2. The Waiver is granted only for the specific instance and for the time specified herein and in no event shall constitute a waiver for any period other that the Borrowers' three quarter period ended September 30, 2002 or in any manner create a course of dealing or otherwise impair the future ability of the Agent and the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement.

      E.    CONDITIONS PRECEDENT TO CONTINUED EFFECTIVENESS OF THE FIRST
            AMENDMENT.

      1. Borrowers shall actively and diligently pursue refinancing the Obligations ("Refinancing"), and/or the obtaining of additional working capital and/or Asset Sales, and/or the issuance or sale of any equity securities or junior debt securities or instruments or any combination thereof ("Capital Events") in order to insure the full indefeasible payment of the Obligations on or before the Commitment Termination Date.

      2. At all times relevant hereto, Borrowers shall regularly provide to the Agent, (at least monthly), verbal status reports regarding any and all strategic alternatives pursued by the Borrowers in connection with the Capital Events described in SECTION E.1 above.

      3. Failure to comply with any term or condition of this First Amendment shall be a default hereunder. Upon a default under this First Amendment, which shall be deemed an Event of Default under the Credit Agreement and/or upon the occurrence of an Event of Default under the Credit Agreement or other Loan Documents at any time hereafter, which default and/or Event of Default continues after any applicable cure period, the Agent on behalf of the Lenders may, in its sole discretion, immediately exercise and enforce any and all rights and remedies available to the Agent and Lenders under the Credit Agreement, at law or in equity.

      F.    MISCELLANEOUS.

      1. Release of the Agent and Lenders. By execution of this First Amendment, the Borrowers, Guarantors and other Credit Parties jointly and severally acknowledge and confirm that they do not have any offsets, defenses or claims against the Agent or the Lenders, or any of their officers, agents, directors or employees whether asserted or unasserted. To the extent that they may have such offsets, defenses or claims, the Borrowers Guarantors and Credit Parties and each of their respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents as applicable jointly and severally, release and forever discharge the Agent and the Lenders, and their subsidiaries, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former ("Lender Affiliates") of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which /against the Agent, the Lenders and/or the Lender Affiliates they ever had, now have or which any to the Borrowers', Guarantors' or Credit Parties' successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents as applicable, both present and former ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including without limitation any presently existing claim or defense whether or not presently suspected, contemplated or anticipated.

      2. Entire Agreement/Binding Effect. This First Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this First Amendment may be changed, modified, waived or canceled orally or otherwise, except in accordance with the terms of the Credit Agreement. This First Amendment shall inure to the benefit and bind the respective representatives, successors and the permitted assigns of the parties hereto.

      3. Voluntary Agreement. The Credit Parties represent and warrant they are represented by legal counsel of their choice, are fully aware of the terms contained in this First Amendment and have voluntarily and without coercion or duress of any kind, entered into this First Amendment and the documents executed in connection herewith.

      4. Notices. All notices requests and demands to or upon the respective parties hereto be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by mail, three days after being deposited in the mail, postage prepaid (b) in the case of delivery by hand, when delivered, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Credit Parties and the Agent or to such address as may be hereafter notified by the respective parties hereto:

      If to any Credit Party        c/o Baldwin Technology Company, Inc.
                                    12 Commerce Drive
                                    Shelton, CT 06484
                                    Attn. Mr. Vijay C. Tharani
                                    CFO
                                    Fax: 203-402-5500

      If To the Agent:              Fleet National BankBoston
                                    777 Main Street CTEH40221A
                                    Hartford, CT. 06115
                                    Attn. Mr. George Durstin
                                    Vice President
                                    Fax: 860-952-6775

      5. Full Force and Effect of First Amendment. Except as hereby specifically amended, modified or supplemented, or otherwise previously revised by the parties, the Credit Agreement and all of the other Security Documents and Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

      6. Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF parties hereto have caused this First Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                    BORROWERS:

                                    BALDWIN AMERICAS CORPORATION
                                    BALDWIN EUROPE CONSOLIDATEDINC.
                                    BALDWIN ASIA PACIFIC CORPORATION


                                    By:
                                        ---------------------------------------
                                          Vijay C. Tharani
                                          Title: Vice President

                                    GUARANTORS:

                                    BALDWIN TECHNOLOGY COMPANY, INC.


                                    By:
                                        ---------------------------------------
                                          Vijay C. Tharani
                                          Title:  Vice President, CFO &
                                                  Treasurer

                                    BALDWIN TECHNOLOGY CORPORATION
                                    BALDWIN GRAPHIC SYSTEMS, INC.


                                    By:
                                        ---------------------------------------
                                          Vijay C. Tharani
                                          Vice President

                                    BALDWIN KANSA CORPORATION


                                    By:
                                        ---------------------------------------
                                          Vijay C. Tharani
                                          Title:  Vice President

                                    BALDWIN EUROPE CONSOLIDATED BV


                                    By:
                                        ---------------------------------------
                                          Henricus J.M. Groenemans

                                    By:
                                        ---------------------------------------
                                          Vijay C. Tharani
                                          Title:  Directors

                                    BALDWIN GERMANY GMBH

                                    By:
                                        ---------------------------------------
                                          Karl S. Puehringer
                                          Title:  Geschaftsfuhrer

                                    BALDWIN SWEDEN HOLDING AB
                                    BALDWIN IVT AB
                                    BALDWIN JIMEK AB

                                    By:
                                        ---------------------------------------
                                          Birger Hansson
                                          Title:  Managing Director

                                    BALDWIN JAPAN LTD

                                    By:
                                        ---------------------------------------
                                          Tak Miyaoku
                                          Representative Director

                                    LENDER(S):

                                    FLEET NATIONAL BANK

                                    as Administrative Agent and Lender

                                    By:
                                        ---------------------------------------
                                          George E. Durstin
                                          Title:  Vice President

                                    WACHOVIA BANK NATIONAL ASSOCIATION formerly known as First Union National Bank As Documentation Agent and Lender

                                    By:
                                        ---------------------------------------
                                          Charles B. Cook
                                          Title:  Vice President

                                                SCHEDULE 1-C
                                                TO CREDIT AGREEMENT

                 LENDERS, COMMITMENTS, AND ADDRESSES FOR NOTICES

Name/Address                                    Commitment as of 10/9/02
Fleet National Bank                       Revolving Credit Loan-$6,325,000.00
777 Main Street                           Letter of Credit-$1,500,000.00 (EURO)
Hartford, CT. 06115                       Term Loan-$1,950,000.00

Wachovia National BankBoston              Revolving Credit Loan-$6,325,000.00
f/k/a First Union National Bank           Letter of Credit-$1,500,000.00 (EURO)
                                          Term Loan-$1,950,000